UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2011
Petroleum Development Corporation
(Doing Business as PDC Energy)
(Exact name of registrant as specified in its charter)

Nevada	0-7246	95-2636730

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Sherman Street, Suite 3000 Denver, CO	80203

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 303-860-5800
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.
On October 19, 2011, Petroleum Development Corporation (dba PDC Energy) (“PDC”) will host a conference for equity analysts and institutional investors at the Waterfront Place Hotel, Two Waterfront Place, Morgantown, WV, at 8:30 a.m. EDT. The presentation will include a 2011 outlook update and projections. PDC representatives at the conference will include James M. Trimble, President and Chief Executive Officer; Gysle R. Shellum, Chief Financial Officer; Barton R. Brookman, Senior Vice President Exploration and Production; and Lance Lauck, Senior Vice President Business Development. A webcast of the conference and the related slide presentation will be available on PDC’s website at www.petd.com.
The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 19, 2011

PETROLEUM DEVELOPMENT CORPORATION
By:	/s/ Daniel W. Amidon
Daniel W. Amidon
General Counsel and Secretary